Goodwill and Intangible Assets	6 Months Ended
Jun. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
GOODWILL AND INTANGIBLE ASSETS
Goodwill
As of June 30, 2017 and December 31, 2016, the Company had a goodwill balance of $836.1 million and $835.2 million, respectively. The change in the carrying amount of goodwill during the six months ended June 30, 2017 was the result of foreign currency translation adjustments.
Intangible assets, net
The following table presents intangible asset balances (in thousands):

	June 30, 2017			December 31, 2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Estimated Useful Lives
Definite-lived intangible assets:
Customer contracts	$967,702	$(588,747)	$378,955	$965,179	$(539,910)	$425,269	10 years
2GIG 2.0 technology	17,000	(11,877)	5,123	17,000	(10,479)	6,521	8 years
Other technology	2,917	(1,042)	1,875	7,067	(4,984)	2,083	5 - 7 years
Space Monkey technology	7,100	(3,167)	3,933	7,100	(2,268)	4,832	6 years
Patents	9,620	(4,766)	4,854	8,724	(3,913)	4,811	5 years
Total definite-lived intangible assets:	$1,004,339	$(609,599)	$394,740	$1,005,070	$(561,554)	$443,516

Indefinite-lived intangible assets:
Spectrum licenses	$31,253	$—	$31,253	$31,253	$—	$31,253
IP addresses	$564	$—	$564	$564	$—	$564
Domain names	59	—	59	59	—	59
Total Indefinite-lived intangible assets	31,876	—	31,876	31,876	—	31,876
Total intangible assets, net	$1,036,215	$(609,599)	$426,616	$1,036,946	$(561,554)	$475,392

During the year ended December 31, 2016, a subsidiary of the Company entered into leasing agreements with a third party for designated radio frequency spectrum in 40 mid-sized metropolitan markets. The lease term is for seven years, with an option to become the licensor of record with the Federal Communications Commission ("FCC") with respect to the applicable spectrum licenses at the end of this term for a nominal fee. The Company acquired $31.3 million of spectrum licenses, measured using the present value of the lease payments, and recorded an intangible asset and a corresponding liability within other long-term obligations. While licenses are issued for only a fixed time, such licenses are subject to renewal by the FCC. The Company intends to renew the licenses with the FCC at the end of the initial term. License renewals within the industry have occurred routinely and at nominal cost. Moreover, the Company has determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of the licenses. As a result, the Company treats the wireless licenses as an indefinite-lived intangible asset.
Amortization expense related to intangible assets was approximately $25.4 million and $29.3 million for the three months ended June 30, 2017 and 2016, respectively and $50.7 million and $58.5 million during the six months ended June 30, 2017 and 2016, respectively.
As of June 30, 2017, the remaining weighted-average amortization period for definite-lived intangible assets was 5.3 years. Estimated future amortization expense of intangible assets, excluding approximately $0.2 million in patents currently in process, is as follows as of June 30, 2017 (in thousands):

2017 - Remaining Period	$50,945
2018	90,275
2019	78,452
2020	67,579
2021	58,542
Thereafter	48,726
Total estimated amortization expense	$394,519